                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2002




                                GLOBALSTAR, L.P.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                    333-25461               13-3759024
(State or Other Jurisdiction    (Commission File Number)  (I.R.S. Employer
     of Incorporation )                                   Identification No.)

   3200 ZANKER ROAD, SAN JOSE, CALIFORNIA             95134
  (Address of Principal Executive Offices)          (Zip Code)


        Registrant's telephone number, including area code: 408-933-4000


                                       N/A
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

      On May 23, 2002, Globalstar, L.P. (the "Company"), together with certain of its subsidiaries (collectively with the Company, the "Debtors"), filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"): (a) a Joint Plan of Reorganization of Globalstar, L.P. and Its Debtor Subsidiaries (the "Plan") and (b) a related Disclosure Statement (the "Disclosure Statement").

      Copies of the Plan and Disclosure Statement as filed with the Bankruptcy Court are attached hereto as Exhibits 99.1 and 99.2, respectively. The Company notes that all information contained in the Disclosure Statement is subject to change, whether as a result of further amendments to the Plan, as a result of the actions of third parties, or otherwise.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired:

                  Not Applicable.

         (b)      Pro Forma Financial Information:

                  Not Applicable.

         (c)      Exhibits:

                 Exhibit
                 Number    Exhibit
                 ------    -------
                 99.1      Joint Plan of Reorganization of Globalstar, L.P. and Its Debtor Subsidiaries.
                 99.2      Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint
                           Plan of Reorganization of Globalstar, L.P. and Its Debtor Subsidiaries.


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
                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Globalstar, L.P.


                                 By: /s/ Daniel P. McEntee
                                     -------------------------------------------
                                     Name:    Daniel P. McEntee
                                     Title:   Vice President and Chief Financial
                                              Officer

Date:  May 23, 2002


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
                                  EXHIBIT INDEX

Exhibit No.         Exhibit Description
-----------         -------------------
99.1                Joint Plan of Reorganization of Globalstar, L.P. and Its Debtor Subsidiaries.
99.2                Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of
                    Reorganization of Globalstar, L.P. and Its Debtor Subsidiaries.


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